T. Rowe Price Asia Opportunities Fund

Supplement to Summary Prospectus Dated March 1, 2021

The portfolio manager table under “Management” is supplemented as follows:

Effective July 1, 2021, Ji Hong Min will join Eric C. Moffett as a co-portfolio manager of the fund and Cochair of the fund’s Investment Advisory Committee. Mr. Min joined T. Rowe Price in 2012. Effective April 1, 2022, Mr. Moffett will step down as the fund’s co-portfolio manager and Mr. Min will become the fund’s sole portfolio manager and sole Chair of the fund’s Investment Advisory Committee.

The date of this supplement is June 16, 2021.

F104-042-S 6/16/21